Exhibit 32

AMANASU ENVIRONMENT

Certification of Chairman and Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Annual Report on Form 10-KSB for the period ended December 31, 2007 (the "Form 10-KSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 20, 2008

By: /s/ Atsushi Maki
Atsushi Maki
Chairman and Chief Executive Officer